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                                                                    EXHIBIT 23.1





                          INDEPENDENT AUDITORS' CONSENT




We consent to the incorporation by reference in Registration Statement Nos. 33-45177 and 33-43557 of Secom General Corporation on Form S-8 of our report dated December 8, 2000, appearing in this Annual Report on Form 10-K of Secom General Corporation for the year ended September 30, 2000.




                                             REHMANN ROBSON, P.C.




Farmington Hills, Michigan
December 8, 2000






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